EXHIBIT 10.3

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Allot Communications Ltd. (the “Company”) on Form 20-F for the period ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Andrei Elefant, and I, Shmuel Arvatz, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

●	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

●	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company

/s/ Andrei Elefant
Andrei Elefant
President and Chief Executive Officer
(Principal Executive Officer)

Date: March 28, 2016

/s/ Shmuel Arvatz
Shmuel Arvatz
Chief Financial Officer
(Principal Financial Officer)

Date: March 28, 2016